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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07985


                         Pioneer Small Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2002 through November 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                             -----------------------
                                    SMALL CAP
                                      VALUE
                                      FUND

                                     Annual
                                     Report

                                    11/30/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      10
Financial Statements                         20
Notes to Financial Statements                28
Report of Independent Auditors               36
Trustees, Officers and Service Providers     37
Retirement Plans from Pioneer                44

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
The stock market rally that began last spring was still intact near year-end, as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded sharply in the third quarter, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. Most major market indicators showed solid year-to-date gains in mid-December, with the NASDAQ Composite recording the sharpest rise, as investors sensed a renewal of corporate technology spending after a long drought. Favorable economic news included a burst of new manufacturing activity and welcome, if sluggish, job creation. Meanwhile investors kept a wary eye on the news, as U.S. troops came under daily fire in Iraq and tensions remained high elsewhere.

As the economic recovery gathered momentum, fixed-income investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher while the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies, notably the euro, rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government-backed issues to corporate and international bonds. Each sector has spent time in the spotlight and time backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors frequently moving in and out of favor, you can increase your chances of holding investments that are performing well by owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                      81.0%
Temporary Cash Investments         17.4%
Exchange Traded Fund                1.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                              21.7%
Industrials                             20.5%
Consumer Discretionary                  14.1%
Information Technology                   9.5%
Health Care                              8.1%
Energy                                   7.7%
Utilities                                7.3%
Materials                                5.7%
Consumer Staples                         2.9%
Exchange Traded Fund                     1.9%
Telecommunication Services               0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

1.    Southwestern Energy Co.          2.17%       6.    Stelmar Shipping Ltd.             1.87%
2.    Insight Enterprises Inc.         2.17        7.    Pacificare Health Systems, Inc.   1.82
3.    Pediatrix Medical Group, Inc.    2.06        8.    R.H. Donnelley Corp.              1.80
4.    Swift Energy Co.                 1.97        9.    SPSS, Inc.                        1.64
5.    Russell 2000 Value Exchange                 10.    Joy Global, Inc.                  1.62
      Traded Fund                      1.90

*This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/03   11/30/02
                 $27.10     $21.51

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $  -         $  -            $0.1211

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.

Average Annual Total Returns
(As of November 30, 2003)

                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(2/28/97)           11.15%          10.17%
5 Years             15.68           14.33
1 Year              26.56           19.29

  All returns reflect reinvestment of distributions at net asset value.

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

2/97           $9,425           $10,000
11/97         $11,206           $12,436
               $9,282           $11,665
11/99         $11,661           $11,499
              $13,674           $13,142
11/01         $15,851           $15,637
              $15,192           $15,355
11/03         $19,227           $20,714

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/03   11/30/02
                 $25.75     $20.60

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $  -         $  -            $0.1211

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund compared to that of the Russell 2000 Value Index.

Average Annual Total Returns
(As of November 30, 2003)

                   If          If
Period            Held      Redeemed*
Life-of-Class
(2/28/97)         10.34%     10.34%
5 Years           14.82      14.70
1 Year            25.60      21.60

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

2/97           $10,000         $10,000
11/97          $11,847         $12,436
                $9,740         $11,665
11/99          $12,145         $11,499
               $14,132         $13,142
11/01          $16,264         $15,637
               $15,473         $15,355
11/03          $19,434         $20,714

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/03   11/30/02
                 $26.73     $21.37

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $  -         $  -            $0.1211

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.

Average Annual Total Returns
(As of November 30, 2003)

                   Net Asset     Public Offering
Period               Value         Price/CDSC*
Life-of-Class
(9/28/01)            14.53%          14.00%
1 Year               25.66           24.38


  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

9/01            $9,900          $10,000
11/01          $11,097          $10,999
11/02          $10,576          $10,801
11/03          $13,289          $14,570

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/03   4/1/03***
                 $27.11     $19.59

Distributions per Share   Income      Short-Term      Long-Term
(4/1/03 - 11/30/03)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $0.1211

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund compared to that of the Russell 2000 Value Index.

Average Annual Total Returns**
(As of November 30, 2003)

                   If         If
Period            Held     Redeemed*
Life-of-Class
(2/28/97)**      10.64%     10.64%
5 Years          15.20      15.20
1 Year           26.61      25.61

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

2/97           $10,000         $10,000
11/97          $11,839         $12,436
                $9,753         $11,665
11/99          $12,129         $11,499
               $14,092         $13,142
11/01          $16,308         $15,637
               $15,632         $15,355
11/03          $19,791         $20,714

** Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

*** Class R shares were first publicly offered on April 1, 2003.

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/03
--------------------------------------------------------------------------------

An ongoing rally in small capitalization stocks led to very positive returns for shareholders of Pioneer Small Cap Value Fund for the last twelve months. However, the Fund trailed its benchmark, largely because lower-quality, highly speculative issues were the market's leaders. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the factors that affected Fund performance.

Q:  How did the Fund perform over this period?

A. For the twelve-month period ended November 30, 2003, Pioneer Small Cap Value Fund's Class A, B and C shares returned 26.56%, 25.60% and 25.66% respectively, all at net asset value. These results trailed the 34.91% return on the Russell 2000 Value Index, the Fund's benchmark, for the same period.

Q:  What were conditions like over the past year and how did you respond?

A. A year ago, with the economy under pressure and war impending, investors were wary of stocks in general and of smaller-capitalization companies in particular. The quick initial victory in Iraq lifted investor fears, and the stock market has been riding a wave of favorable economic signals since falling to a low point in early March.

    Throughout the period, we stayed with our established methodology of gauging stocks according to traditional value criteria -- earnings and balance sheet quality, for example. However, the stocks that recorded the greatest gains were among the smallest and most speculative issues, many lacking foreseeable earnings, even in the better economy that seems to be taking shape. Late in the period, however, there were signs that better quality attractively valued issues were gaining attention.

Q:  Which sectors or stocks aided performance?

A. Successful stock selection enabled us to outperform the financial services segment of the Fund's benchmark. During the year we participated in the strong mortgage origination boom via mortgage-dependent thrifts but have recently begun to shift our focus to the commercial banking segment as mortgage origination activity has shown signs of slowing down. We expect the commer-

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/03                           (continued)
--------------------------------------------------------------------------------

    cial banking segment of the market to be a primary beneficiary as the economy recovers and interest rates begin to move higher. As part of this shift in emphasis we have been taking profits in Irwin Financial, a multi-faceted banking company in the midst of an operational turnaround and with meaningful exposure to mortgage activity.

    Two real estate investment trusts also added to results: Ventas benefited from a strong rebound in the core business of its primary tenant, a nursing home operator; Trizec Properties rose following a management turnover and the elimination of some underperforming holdings. We also have taken profits in American Capital Strategies, which has been benefiting from the slowdown in lending to mid-sized business by the banking industry during the recent economic recession. Medallion Financial, which finances taxi medallions in New York and elsewhere, recovered from post-9/11 stresses and is in the process of starting a banking business to lower the cost of funds it uses in its core business. Stronger pricing opportunities for property and casualty insurers led us to expand our holdings in that sector.

    Fund holdings also outperformed the benchmark in the energy sector. With demand outstripping supply, the price of North American natural gas has been stronger than anticipated earlier in the year; one beneficiary is Southwestern Energy, which is expanding gas production at an above-average rate. Our purchase of Southwestern illustrates our patient, value-focused approach. We invested when the stock was out of favor and our focus on its long-term prospects has been rewarded. Similarly, we added to our position in Swift Energy during a period of controversy over its New Zealand properties. By taking a broader view of the company we were able to buy shares at attractive levels. The Fund has benefited from their recent rise.

Q:  What choices or strategies didn't work out?

A. Central Parking continued to struggle under the weight of the slack economy and from management turnover. We are maintaining our position because we think the parking business is inherently profitable and a recovering economy should aid the company's turnaround. We also believe that PRG Schultz, which provides specialized

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    accounting services to a variety of companies in a broad array of industries, will work through problems stemming from the merger that created the company. And we expect sewer maintenance firm Insituform to bounce back when municipalities free up funds for infrastructure repair.

    We underperformed slightly in technology, but Remec, a manufacturer of telecommunications equipment, and SPSS, which makes software for scientific applications, both contributed to results. However, Borland Software continued to lag.

    Holdings in health care services were hurt by uncertainty over the future of Medicare. The new Medicare Reform Act may be a slight positive for the sector. We believe Pacificare Health Systems, whose shares rose over the period, should benefit disproportionately from the new law, which favors Medicare managed care initiatives. Our underexposure to high-priced biotech companies also hurt results.

Q: What is your outlook for the next several months as it affects small company stocks?

A. Based on evidence we are seeing, we expect the economy to expand next year, but not at its recent rapid pace. In our view, the right way to capitalize on that growth is by sticking to our proven approach and focusing on traditional value measures like strong finances, valuations and earnings. Although that was not the most successful formula over the past year, we continue to believe it is the right strategy for the longer-term. We also think it likely that many of the lower-quality issues that have led the small-cap market this year will begin to suffer if sales and profit expectations don't come to fruition.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03
--------------------------------------------------------------------------------

   Shares                                                         Value
              COMMON STOCKS - 85.6%
              Energy - 6.7%
              Oil & Gas Drilling - 1.5%
  97,200      Atwood Oceanics, Inc. *                      $  2,497,068
 394,400      Key Energy Services, Inc. *                     3,592,984
                                                           ------------
                                                           $  6,090,052
                                                           ------------
              Oil & Gas Equipment & Services - 1.6%
 210,700      Gulfmark Offshore, Inc. *                    $  2,956,121
 176,100      Maverick Tube Corp. *                           3,254,328
                                                           ------------
                                                           $  6,210,449
                                                           ------------
              Oil & Gas Exploration & Production - 3.6%
  79,700      Penn Virginia Corp.                          $  3,738,727
 473,300      Swift Energy Co. *                              6,716,127
  21,100      Tom Brown, Inc. *                                 589,956
 147,700      Unit Corp. *                                    3,042,620
                                                           ------------
                                                           $ 14,087,430
                                                           ------------
              Total Energy                                 $ 26,387,931
                                                           ------------
              Materials - 5.0%
              Construction Materials - 0.1%
  10,600      Ameron International Corp.                   $    349,800
                                                           ------------
              Diversified Metals & Mining - 1.3%
 361,600      Massey Energy Co.                            $  5,026,240
                                                           ------------
              Metal & Glass Containers - 0.3%
  44,250      Jarden Corp. *                               $  1,196,963
                                                           ------------
              Paper Packaging - 0.1%
  19,500      Kadant, Inc. *                               $    350,025
                                                           ------------
              Paper Products - 1.5%
 271,000      Domtar, Inc.                                 $  3,143,600
  82,000      Flowserve Corp. *                               1,744,960
  78,400      Longview Fibre Co.                                860,048
                                                           ------------
                                                           $  5,748,608
                                                           ------------
              Specialty Chemicals - 0.3%
  57,800      Great Lakes Chemical Corp.                   $  1,312,638
                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                       Value
              Steel - 1.4%
  63,300      Carpenter Technology                       $  1,696,440
 329,200      Graftech International, Ltd. *                3,897,728
                                                         ------------
                                                         $  5,594,168
                                                         ------------
              Total Materials                            $ 19,578,442
                                                         ------------
              Capital Goods - 8.1%
              Aerospace & Defense - 0.3%
  50,000      Intrado, Inc. *                            $    997,500
                                                         ------------
              Building Products - 0.2%
  36,700      Lennox International, Inc.                 $    623,900
                                                         ------------
              Construction, Farm Machinery & Heavy Trucks - 1.3%
 326,700      Wabtec Corp.                               $  5,112,855
                                                         ------------
              Construction & Engineering - 1.0%
  94,700      Granite Construction, Inc.                 $  2,088,135
 132,000      Insituform Technologies, Inc. *               1,986,600
                                                         ------------
                                                         $  4,074,735
                                                         ------------
              Electrical Component & Equipment - 0.4%
 184,100      Power-One, Inc. *                          $  1,551,963
                                                         ------------
              Industrial Conglomerates - 1.4%
 282,700      Cornell Companies, Inc. *                  $  3,562,020
 151,000      N N Ball & Roller, Inc.                       1,754,620
                                                         ------------
                                                         $  5,316,640
                                                         ------------
              Industrial Machinery - 2.7%
 262,900      Joy Global, Inc. *                         $  5,520,900
  53,200      Kaydon Corp.                                  1,299,144
  49,000      Nacco Industries, Inc.                        3,822,000
                                                         ------------
                                                         $ 10,642,044
                                                         ------------
              Trading Companies & Distributors - 0.8%
 136,800      Applied Industrial Technologies, Inc.      $  3,242,160
                                                         ------------
              Total Capital Goods                        $ 31,561,797
                                                         ------------
              Commercial Services & Supplies - 5.9%
              Commercial Printing - 0.8%
 121,000      John H. Harland Co.                        $  3,315,400
                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
              Diversified Commercial Services - 4.3%
  19,500      Arbitron, Inc. *                              $    832,650
 226,200      Central Parking Corp.                            3,155,490
  71,000      FTI Consulting, Inc. *                           1,559,870
 268,500      Profit Recovery Group International *            1,329,075
 100,000      Roto Rooter, Inc.                                3,681,000
 403,800      Rent-Way, Inc. *                                 2,992,158
 136,700      Watson Wyatt & Co. Holdings *                    3,283,534
                                                            ------------
                                                            $ 16,833,777
                                                            ------------
              Employment Services - 0.7%
 152,300      Korn/Ferry International *                    $  1,527,569
  57,425      Right Management Consultants, Inc.               1,026,185
                                                            ------------
                                                            $  2,553,754
                                                            ------------
              Office Services & Supplies - 0.1%
  12,000      Imagistics International, Inc. *              $    437,160
                                                            ------------
              Total Commercial Services & Supplies          $ 23,140,091
                                                            ------------
              Transportation - 3.9%
              Marine - 1.6%
 315,500      Stelmar Shipping, Ltd.                        $  6,395,185
                                                            ------------
              Railroads - 1.3%
 202,000      Genesee & Wyoming, Inc. *                     $  5,100,500
                                                            ------------
              Trucking - 1.0%
  69,600      Dollar Thrifty Automotive Group *             $  1,757,400
  73,200      Forward Air Corp. *                              2,081,808
                                                            ------------
                                                            $  3,839,208
                                                            ------------
              Total Transportation                          $ 15,334,893
                                                            ------------
              Automobiles & Components - 0.5%
              Auto Parts & Equipment - 0.5%
 143,000      Federal Signal Corp.                          $  2,166,450
                                                            ------------
              Total Automobiles & Components                $  2,166,450
                                                            ------------
              Consumer Durables & Apparel - 2.1%
              Apparel, Accessories & Luxury Goods - 1.2%
 351,600      Charming Shoppes, Inc. *                      $  2,190,468
  60,100      Kellwood Co.                                     2,298,224
                                                            ------------
                                                            $  4,488,692
                                                            ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                     Value
              Footwear - 0.9%
 210,350      Maxwell Shoe Co., Inc. *                $  3,700,057
                                                      ------------
              Total Consumer Durables & Apparel       $  8,188,749
                                                      ------------
              Hotels, Restaurants & Leisure - 0.6%
              Leisure Facilities - 0.1%
  90,200      Bally Total Fitness Holding Corp. *     $    631,400
                                                      ------------
              Restaurants - 0.5%
 112,300      O'Charley's, Inc. *                     $  1,914,715
                                                      ------------
              Total Hotels, Restaurants & Leisure     $  2,546,115
                                                      ------------
              Media - 2.5%
              Advertising - 2.0%
 114,100      Equity Marketing, Inc. *                $  1,564,311
 152,500      R.H. Donnelley Corp. * +                   6,138,125
                                                      ------------
                                                      $  7,702,436
                                                      ------------
              Publishing - 0.5%
  20,900      Information Holdings, Inc. *            $    465,025
 130,300      Advanced Marketing Services, Inc.          1,517,995
                                                      ------------
                                                      $  1,983,020
                                                      ------------
              Total Media                             $  9,685,456
                                                      ------------
              Retailing - 6.5%
              Apparel Retail - 0.7%
  86,700      Stage Stores, Inc. *                    $  2,674,695
                                                      ------------
              Catalog Retail - 1.9%
 395,700      Insight Enterprises, Inc. *             $  7,399,590
                                                      ------------
              General Merchandise Stores - 0.5%
  72,500      Blyth Industries, Inc.                  $  2,178,625
                                                      ------------
              Specialty Stores - 3.4%
  57,400      Claire's Stores, Inc.                   $  2,663,360
 140,000      Guitar Center, Inc. *                      4,069,800
 207,700      Hancock Fabrics, Inc.                      2,949,340
 128,500      School Specialty, Inc. *                   3,721,360
                                                      ------------
                                                      $ 13,403,860
                                                      ------------
              Total Retailing                         $ 25,656,770
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                       Value
              Food & Drug Retailing - 1.1%
              Food Retail - 1.1%
 122,300      Fresh Del Monte Produce, Inc.              $  3,262,964
  99,900      Wild Oats Markets, Inc. *                     1,132,866
                                                         ------------
              Total Food & Drug Retailing                $  4,395,830
                                                         ------------
              Household & Personal Products - 1.4%
              Household Products - 1.4%
 316,100      Nu Skin Enterprises, Inc. +                $  5,490,657
                                                         ------------
              Total Household & Personal Products        $  5,490,657
                                                         ------------
              Health Care Equipment & Services - 6.5%
              Health Care Distributors - 1.7%
  71,600      Amerigroup Corp. *                         $  3,143,956
  77,900      Chattem, Inc. *                               1,247,958
 163,000      Cross Country Healthcares, Inc. *             2,428,700
                                                         ------------
                                                         $  6,820,614
                                                         ------------
              Health Care Equipment - 0.2%
   7,100      Analogic Corp.                             $    298,200
  13,300      Arrow International, Inc.                       357,770
                                                         ------------
                                                         $    655,970
                                                         ------------
              Health Care Facilities - 0.8%
  39,600      Sunrise Senior Living, Inc. *              $  1,366,992
  51,700      Triad Hospitals, Inc. *                       1,788,820
                                                         ------------
                                                         $  3,155,812
                                                         ------------
              Health Care Services - 2.2%
 130,900      Pediatrix Medical Group, Inc. *            $  7,024,094
  83,100      Providence Service Corp. *                    1,404,390
                                                         ------------
                                                         $  8,428,484
                                                         ------------
              Managed Health Care - 1.6%
  95,600      Pacificare Health Systems, Inc. *          $  6,224,516
                                                         ------------
              Total Health Care Equipment & Services     $ 25,285,396
                                                         ------------
              Pharmaceuticals & Biotechnology - 0.6%
              Biotechnology - 0.6%
 336,000      Kendle International, Inc. *               $  2,301,600
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $  2,301,600
                                                         ------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

   Shares                                                       Value
              Banks - 4.2%
              Diversified Banks - 2.4%
 170,000      BankAtlantic Bancorp, Inc.                $  3,224,900
  73,500      Banner Corp.                                 1,848,525
     200      Coastal Bancorp, Inc.                            7,000
  22,300      Local Financial Corp. *                        443,101
 131,600      Provident Financial Services, Inc.           2,725,436
 100,300      Texas Capital Bancshares, Inc. *             1,328,975
                                                        ------------
                                                        $  9,577,937
                                                        ------------
              Regional Banks - 0.9%
  33,900      Irwin Financial Corp.                     $  1,025,814
  88,700      Sterling Bancshares, Inc.                    1,127,377
  30,550      Whitney Holding Corp.                        1,197,866
                                                        ------------
                                                        $  3,351,057
                                                        ------------
              Thrifts & Mortgage Finance - 0.9%
 110,300      First Niagara Financial Group, Inc. *     $  1,675,457
  71,600      Staten Island Bancorp, Inc.                  1,646,800
                                                        ------------
                                                        $  3,322,257
                                                        ------------
              Total Banks                               $ 16,251,251
                                                        ------------
              Diversified Financials - 3.7%
              Consumer Finance - 3.1%
 142,600      Advanta Corp.                             $  1,789,630
 117,800      Advanta Corp. (Class B)                      1,512,552
  55,500      American Capital Strategies                  1,623,375
 288,100      IDine Rewards Network *                      3,140,290
 452,000      Medallion Financial Corp.                    3,955,000
                                                        ------------
                                                        $ 12,020,847
                                                        ------------
              Specialized Finance - 0.6%
  72,100      Financial Federal Corp.                   $  2,371,369
                                                        ------------
              Total Diversified Financials              $ 14,392,216
                                                        ------------
              Insurance - 5.3%
              Life & Health Insurance - 0.5%
  76,300      FBL Financial Group, Inc.                 $  1,995,245
                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                                Value
              Property & Casualty Insurance - 4.2%
  49,800      American Safety Insurance Group, Ltd. *             $    670,806
  97,800      IPC Holdings, Ltd.                                     3,668,478
  76,300      Philadelphia Consolidated Holding Corp. *              3,863,069
 289,000      Quanta Capital Holdings (144A) *                       2,947,800
  70,500      RLI Corp. *                                            2,552,100
  37,200      Selective Insurance Group, Inc.                        1,205,652
  41,100      Stewart Information Services Corp.                     1,587,693
                                                                  ------------
                                                                  $ 16,495,598
                                                                  ------------
              Reinsurance - 0.6%
 107,700      Odyssey Re Holdings Corp.                           $  2,465,253
                                                                  ------------
              Total Insurance                                     $ 20,956,096
                                                                  ------------
              Real Estate - 5.7%
              Real Estate Management & Development - 0.4%
  52,200      Corrections Corp. of America *                      $  1,461,600
                                                                  ------------
              Real Estate Investment Trusts - 5.3%
 113,100      Bedford Property Investors, Inc.                    $  3,172,455
  54,700      Entertainment Properties Trust                         1,890,979
  68,400      Pennsylvania Real Estate Investment Trust, Inc.        2,359,800
 115,700      Reckson Associates Realty Corp.                        2,776,800
 310,300      Trizec Properties, Inc.                                4,322,479
 109,400      Universal Health Realty, Inc.                          3,249,180
 162,400      Ventas, Inc.                                           3,251,248
                                                                  ------------
                                                                  $ 21,022,941
                                                                  ------------
              Total Real Estate                                   $ 22,484,541
                                                                  ------------
              Software & Services - 4.0%
              Application Software - 1.4%
 289,700      SPSS, Inc. *                                        $  5,611,489
                                                                  ------------
              Data Processing & Outsourced Services - 0.7%
 123,300      Lightbridge, Inc. *                                 $  1,187,379
 141,300      Pegusus Systems, Inc. *                                1,678,644
                                                                  ------------
                                                                  $  2,866,023
                                                                  ------------
              Home Entertainment Software - 0.1%
  26,300      Plato Learning, Inc. *                              $    261,159
                                                                  ------------
              Internet Software & Services - 0.6%
 133,600      Internet Security Systems, Inc. *                   $  2,267,192
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund

--------------------------------------------------------------------------------

   Shares                                                             Value
              Systems Software - 1.2%
 357,600      Borland Software Corp. *                        $  3,118,272
 132,400      Netiq Corp. *                                      1,587,476
                                                              ------------
                                                              $  4,705,748
                                                              ------------
              Total Software & Services                       $ 15,711,611
                                                              ------------
              Technology Hardware & Equipment - 2.6%
              Networking Equipment - 0.3%
 106,600      Computer Network Tech Corp. *                   $  1,060,670
                                                              ------------
              Communications Equipment - 1.2%
 428,300      Remec, Inc. *                                   $  4,805,526
                                                              ------------
              Computer Storage & Peripherals - 0.5%
  75,900      Electronics for Imaging, Inc. *                 $  2,094,840
                                                              ------------
              Technology Distributors - 0.6%
  57,800      Tech Data Corp. *                               $  2,129,352
                                                              ------------
              Total Technology Hardware & Equipment           $ 10,090,388
                                                              ------------
              Semiconductors - 1.7%
              Semiconductor Equipment - 1.2%
  63,100      Advanced Energy Industries, Inc. *              $  1,665,840
  50,000      Brooks Automation, Inc. *                          1,215,000
  94,700      Photronics, Inc. *                                 1,749,109
                                                              ------------
                                                              $  4,629,949
                                                              ------------
              Semiconductors - 0.5%
 139,400      HI/FN, Inc. *                                   $  1,536,188
  10,500      Power Integrations, Inc. *                           380,415
                                                              ------------
                                                              $  1,916,603
                                                              ------------
              Total Semiconductors                            $  6,546,552
                                                              ------------
              Telecommunication Services - 0.6%
              Integrated Telecommunication Services - 0.1%
  25,400      CT Communications, Inc.                         $    363,220
                                                              ------------
              Wireless Telecom Services - 0.5%
 205,100      Boston Communications Group, Inc. *             $  1,845,900
                                                              ------------
              Total Telecommunication Services                $  2,209,120
                                                              ------------
              Utilities - 6.4%
              Electric Utilities - 0.5%
 197,400      Allegheny Energy, Inc. *                        $  2,122,050
                                                              ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
                    Gas Utilities - 5.0%
     93,500         AGL Resources, Inc.                             $  2,655,400
     14,900         New Jersey Resources Corp.                           572,160
    292,200         NUI Corp. +                                        4,567,086
    105,200         People's Energy Corp.                              4,229,040
    362,700         Southwestern Energy Co. *                          7,402,707
                                                                    ------------
                                                                    $ 19,426,393
                                                                    ------------
                    Multi-Utilities & Unregulated Power - 0.4%
     39,500         Energen Corp.                                   $  1,538,130
                                                                    ------------
                    Utilities - 0.5%
     56,200         UGI Corp.                                       $  1,818,069
                                                                    ------------
                    Total Utilities                                 $ 24,904,642
                                                                    ------------
                    TOTAL COMMON STOCKS
                    (Cost $260,760,359)                             $335,266,594
                                                                    ------------
                    EXCHANGE TRADED FUND - 1.7%
  4,757,431         Russell 2000 Value Exchange Traded Fund         $  6,502,080
                                                                    ------------
                    TOTAL EXCHANGE TRADED FUND
                    (Cost $4,757,431)                               $  6,502,080
                                                                    ------------
 Principal
   Amount
                    TEMPORARY CASH INVESTMENTS - 18.4%
                    Repurchase Agreement - 12.4%
$48,500,000         UBS Warburg, Inc., 1.03%, Dated 11/28/03,
                    repurchase price of $48,500,000 plus accrued
                    interest on 12/3/03 collateralized by
                    $36,504,000 U.S. Treasury Bill, 1.625%,
                    4/30/05 and $12,019,000 U.S. Treasury Bill,
                    6.75%, 5/15/05.                                 $ 48,500,000
                                                                    ------------
   Shares
                    Security Lending Collateral - 6.1%
 23,692,414         Securities Lending Investment Fund, 1.00%       $ 23,692,414
                                                                    ------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $72,192,414)                              $ 72,192,414
                                                                    ------------
                    TOTAL INVESTMENT IN SECURITIES - 105.7%
                    (Cost $337,710,204)(a)                          $413,961,088
                                                                    ------------
                    OTHER ASSETS AND LIABILITIES - (5.7)%           $(22,451,697)
                                                                    ------------
                    TOTAL NET ASSETS - 100.0%                       $391,509,391
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2003, the value of these securities amounted to $2,947,800 or 0.8% of net assets.

*    Non-income producing security.

(a)  At November 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of
     $338,187,024 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                                $83,692,663
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                                 (7,918,599)
                                                                                             -----------
     Net unrealized gain                                                                      $75,774,064
                                                                                             ===========
+    At November 30, 2003, the following securities have been pledged to cover margin require-
     ments for open futures contracts:

    Shares                Security             Market Value
-------------   ---------------------------   -------------
     66,932     NUI Corp.                     $1,046,147
    116,080     Nu Skin Enterprises, Inc.     $2,016,310
     20,000     R.H. Donnelly Corp.           $  805,000

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2003 aggregated $126,253,287 and $100,566,870, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
     $22,209,272) (including Repurchase Agreement of
     $48,500,000) (cost $337,710,204)                         $413,961,088
  Cash                                                              24,875
  Receivables -
     Investment securities sold                                    106,145
     Fund shares sold                                            1,754,436
     Variation margin                                               98,000
     Dividends, interest and foreign taxes withheld                295,702
  Other                                                              7,455
                                                              ------------
       Total assets                                           $416,247,701
                                                              ------------
LIABILITIES:
  Payables -
     Investment securities purchased                          $     51,016
     Fund shares repurchased                                       315,015
     Dividends                                                         949
     Upon return of securities loaned                           23,692,414
  Due to affiliates                                                584,972
  Accrued expenses                                                  93,944
                                                              ------------
       Total liabilities                                      $ 24,738,310
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $312,958,756
  Accumulated undistributed net investment income                  124,181
  Accumulated net realized gain on investments, futures
     contracts and foreign currency transactions                   920,934
  Net unrealized gain on investments                            76,250,884
  Net unrealized gain on futures contracts                       1,254,636
                                                              ------------
       Total net assets                                       $391,509,391
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $201,892,282/7,449,673 shares)            $      27.10
                                                              ============
  Class B (based on $133,705,316/5,193,293 shares)            $      25.75
                                                              ============
  Class C (based on $54,888,391/2,053,791 shares)             $      26.73
                                                              ============
  Class R (based on $1,023,402/37,752 shares)                 $      27.11
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($27.10/94.25%)                                     $      28.75
                                                              ============
  Class C ($26.73/99.00%)                                     $      27.00
                                                              ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,765)           $  3,657,117
  Interest                                                           357,865
  Income from securities loaned, net                                  61,780
                                                                ------------
       Total investment income                                                   $  4,076,762
                                                                                 ------------
EXPENSES:
  Management fees                                               $  2,590,674
  Transfer agent fees
     Class A                                                         652,340
     Class B                                                         511,681
     Class C                                                         148,945
  Distribution fees
     Class A                                                         388,099
     Class B                                                       1,112,606
     Class C                                                         382,493
     Class R                                                             178
  Administrative fees                                                 80,425
  Custodian fees                                                      50,772
  Registration fees                                                  128,203
  Professional fees                                                   40,041
  Printing                                                            69,865
  Fees and expenses of nonaffiliated trustees                         11,289
  Miscellaneous                                                       19,542
                                                                ------------
     Total expenses                                                              $  6,187,153
     Less fees paid indirectly                                                        (12,995)
                                                                                 ------------
     Net expenses                                                                $  6,174,158
                                                                                 ------------
       Net investment loss                                                       $ (2,097,396)
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                $ (1,605,737)
     Futures contracts                                             5,692,787
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                     583     $  4,087,633
                                                                ------------     ------------
  Change in net unrealized gain (loss) on:
     Investments                                                $ 73,648,318
     Futures contracts                                              (769,672)    $ 72,878,646
                                                                ------------     ------------
  Net gain on investments, futures contracts and foreign
     currency transactions                                                       $ 76,966,279
                                                                                 ------------
  Net increase in net assets resulting from operations                           $ 74,868,883
                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/03 and 11/30/02, respectively

                                                               Year Ended       Year Ended
                                                                11/30/03         11/30/02
FROM OPERATIONS:
Net investment loss                                          $  (2,097,396)   $  (2,055,478)
Net realized gain (loss) on investments, futures contracts
  and foreign currency transactions                              4,087,633       (1,257,868)
Change in net unrealized gain (loss) on investments             72,878,646      (21,879,585)
                                                             -------------    -------------
     Net increase (decrease) in net assets resulting
       from operations                                       $  74,868,883    $ (25,192,931)
                                                             -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.12 and $0.02 per share, respectively)          $    (891,837)   $    (106,235)
  Class B ($0.12 and $0.02 per share, respectively)               (624,271)         (86,396)
  Class C ($0.12 and $0.02 per share, respectively)               (245,713)         (22,352)
  Class R ($0.12 and $0.00 per share, respectively)                 (2,043)               -
                                                             -------------    -------------
     Total distributions to shareowners                      $  (1,763,864)   $    (214,983)
                                                             -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 129,704,127    $ 233,516,411
Reinvestment of distributions                                    1,469,562          178,890
Cost of shares repurchased                                     (89,740,612)     (95,467,976)
                                                             -------------    -------------
     Net increase in net assets resulting from Fund
       share transactions                                    $  41,433,077    $ 138,227,325
                                                             -------------    -------------
     Net increase in net assets                              $ 114,538,096    $ 112,819,411
                                                             -------------    -------------
NET ASSETS:
Beginning of year                                              276,971,295      164,151,884
                                                             -------------    -------------
End of year (including accumulated undistributed net
  investment income of $124,181 and $42,463,
  respectively)                                              $ 391,509,391    $ 276,971,295
                                                             =============    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Years Ended 11/30/03 and 11/30/02

                                     '03 Shares        '03 Amount         '02 Shares        '02 Amount
CLASS A
Shares sold                           3,214,777     $74,027,233            5,120,491     $120,898,667
Reinvestment of distributions            29,457         787,409                4,418          95,013
Less shares repurchased              (2,265,172)    (50,381,514)          (1,942,657)    (43,784,756)
                                     ----------     -----------           ----------     ------------
  Net increase                          979,062     $24,433,128            3,182,252     $77,208,924
                                     ==========     ===========           ==========     ============
CLASS B
Shares sold                           1,230,778     $27,361,695            3,216,287     $74,892,994
Reinvestment of distributions            20,147         511,696                3,377          69,544
Less shares repurchased              (1,320,675)    (27,780,026)          (2,083,114)    (45,888,528)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)               (69,750)    $    93,365            1,136,550     $29,074,010
                                     ==========     ===========           ==========     ============
CLASS C
Shares sold                           1,194,671     $27,316,385            1,590,192     $37,724,750
Reinvestment of capital gains             6,422         169,287                  671          14,333
Less shares repurchased                (521,164)    (11,578,572)            (255,200)     (5,794,692)
                                     ----------     -----------           ----------     ------------
  Net increase                          679,929     $15,907,100            1,335,663     $31,944,391
                                     ==========     ===========           ==========     ============
CLASS R (a)
Shares sold                              37,728     $   998,814
Reinvestment of distributions                44           1,170
Less shares repurchased                     (20)           (500)
                                     ----------     -----------
  Net increase                           37,752     $   999,484
                                     ==========     ===========

(a) Class R shares were first publicly offered April 1, 2003.

   The accompanying notes are an integral part of these financial statements.


Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended    Year Ended
                                                                     11/30/03      11/30/02
CLASS A
Net asset value, beginning of period                                 $ 21.51       $ 22.46
                                                                     -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                 $ (0.07)      $ (0.24)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                          5.78         (0.69)
                                                                     -------       -------
    Net increase (decrease) from investment operations               $  5.71       $ (0.93)
Distributions to shareowners:
 Net realized gain                                                     (0.12)        (0.02)
                                                                     -------       -------
Net increase in net asset value                                      $  5.59       $ (0.95)
                                                                     -------       -------
Net asset value, end of period                                       $ 27.10       $ 21.51
                                                                     =======       =======
Total return*                                                          26.56%        (4.16)%
Ratio of net expenses to average net assets+                            1.66%         1.65%
Ratio of net investment loss to average net assets+                    (0.32)%       (0.49)%
Portfolio turnover rate                                                   37%           31%
Net assets, end of period (in thousands)                             $201,892      $139,170
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.66%         1.65%
 Net investment loss                                                   (0.32)%       (0.49)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.65%         1.63%
 Net investment loss                                                   (0.31)%       (0.47)%

                                                                   Year Ended   Year Ended   Year Ended
                                                                    11/30/01     11/30/00     11/30/99
CLASS A
Net asset value, beginning of period                                $ 20.10      $ 17.40      $ 13.85
                                                                    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.09)     $ (0.12)     $ (0.08)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                         3.29         3.13         3.63
                                                                    -------      -------      -------
    Net increase (decrease) from investment operations              $  3.20      $  3.01      $  3.55
Distributions to shareowners:
 Net realized gain                                                    (0.84)       (0.31)           -
                                                                    -------      -------      -------
Net increase in net asset value                                     $  2.36      $  2.70      $  3.55
                                                                    -------      -------      -------
Net asset value, end of period                                      $ 22.46      $ 20.10      $ 17.40
                                                                    =======      =======      =======
Total return*                                                         15.92%       17.26%       25.63%
Ratio of net expenses to average net assets+                           1.79%        1.72%        2.02%
Ratio of net investment loss to average net assets+                   (0.33)%      (0.27)%      (0.71)%
Portfolio turnover rate                                                  49%          61%          78%
Net assets, end of period (in thousands)                            $73,855      $58,323      $33,714
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.79%        1.72%        2.02%
 Net investment loss                                                  (0.33)%      (0.27)%      (0.71)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.76%        1.69%        1.98%
 Net investment loss                                                  (0.30)%      (0.24)%      (0.67)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended    Year Ended
                                                                     11/30/03      11/30/02
CLASS B
Net asset value, beginning of period                                 $ 20.60       $ 21.67
                                                                     -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                 $ (0.23)      $ (0.47)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                          5.50         (0.58)
                                                                     -------       -------
    Net increase (decrease) from investment operations               $  5.27       $ (1.05)
Distributions to shareowners:
 Net realized gain                                                     (0.12)        (0.02)
                                                                     -------       -------
Net increase (decrease) in net asset value                           $  5.15       $ (1.07)
                                                                     -------       -------
Net asset value, end of period                                       $ 25.75       $ 20.60
                                                                     =======       =======
Total return*                                                          25.60%        (4.86)%
Ratio of net expenses to average net assets+                            2.45%         2.41%
Ratio of net investment loss to average net assets+                    (1.10)%       (1.25)%
Portfolio turnover rate                                                   37%           31%
Net assets, end of period (in thousands)                             $133,705      $108,444
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           2.45%         2.41%
 Net investment loss                                                   (1.10)%       (1.25)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           2.45%         2.39%
 Net investment loss                                                   (1.10)%       (1.23)%

                                                                   Year Ended   Year Ended   Year Ended
                                                                    11/30/01     11/30/00     11/30/99
CLASS B
Net asset value, beginning of period                                $ 19.56      $ 17.07      $ 13.69
                                                                    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.22)     $ (0.18)     $ (0.24)
 Net realized and unrealized gain (loss) on investments, futures
   contracts and foreign currency transactions                         3.17         2.98         3.62
                                                                    -------      -------      -------
    Net increase (decrease) from investment operations              $  2.95      $  2.80      $  3.38
Distributions to shareowners:
 Net realized gain                                                    (0.84)       (0.31)           -
                                                                    -------      -------      -------
Net increase (decrease) in net asset value                          $  2.11      $  2.49      $  3.38
                                                                    -------      -------
Net asset value, end of period                                      $ 21.67      $ 19.56      $ 17.07
                                                                    =======      =======      =======
Total return*                                                         15.08%       16.36%       24.69%
Ratio of net expenses to average net assets+                           2.52%        2.45%        2.73%
Ratio of net investment loss to average net assets+                   (1.06)%      (1.01)%      (1.42)%
Portfolio turnover rate                                                  49%          61%          78%
Net assets, end of period (in thousands)                            $89,440      $80,905      $56,711
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.52%        2.45%        2.73%
 Net investment loss                                                  (1.06)%      (1.01)%      (1.42)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.49%        2.42%        2.69%
 Net investment loss                                                  (1.03)%      (0.98)%      (1.38)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 9/28/01
                                                Year Ended     Year Ended          to
                                                 11/30/03       11/30/02        11/30/01 (a)
CLASS C
Net asset value, beginning of period              $ 21.37        $ 22.44          $20.77
                                                  -------        -------          ------
Increase (decrease) from investment operations:
  Net investment loss                             $ (0.19)       $ (3.19)         $(0.02)
  Net realized and unrealized gain on
     investments, futures contracts and foreign
     currency transactions                          5.67           2.14             2.53
                                                  -------        -------          ------
       Net increase (decrease) from
         investment operations                    $  5.48        $ (1.05)         $ 2.51
Distributions to shareowners:
  Net realized gain                                (0.12)          (0.02)          (0.84)
                                                  -------        -------          ------
Net increase (decrease) in net asset value        $  5.36        $ (1.07)         $ 1.67
                                                  -------        -------          ------
Net asset value, end of period                    $ 26.73        $ 21.37          $22.44
                                                  =======        =======          ======
Total return*                                      25.66%          (4.69)%         12.09%
Ratio of net expenses to average net assets+        2.38%           2.31%           2.71%**
Ratio of net investment loss to average net
  assets+                                          (1.04)%         (1.13)%         (1.47)%**
Portfolio turnover rate                               37%             31%             49%
Net assets, end of period (in thousands)          $54,888        $29,357          $  857
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Net expenses                                   2.38%           2.31%           2.54%**
     Net investment loss                           (1.04)%         (1.13)%         (1.30)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduc-
  tion for fees paid indirectly:
     Net expenses                                   2.38%           2.28%           2.54%**
     Net investment loss                           (1.04)%         (1.10)%         (1.30)%**

(a) Class C shares were first publicly offered on September 28, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           4/1/03
                                                                             to
                                                                          11/30/03
CLASS R (a)
Net asset value, beginning of period                                       $19.59
                                                                           ------
Increase from investment operations:
  Net investment loss                                                      $ 0.00(b)
  Net realized and unrealized gain on investments, futures contracts
     and foreign currency transactions                                       7.64
                                                                           ------
       Net increase from investment operations                             $ 7.64
Distributions to shareowners:
  Net realized gain                                                         (0.12)
                                                                           ------
Net increase in net asset value                                            $ 7.52
                                                                           ------
Net asset value, end of period                                             $27.11
                                                                           ======
Total return*                                                               39.01%
Ratio of net expenses to average net assets +                                1.52%**
Ratio of net investment loss to average net assets +                        (0.27)%**
Portfolio turnover rate                                                        37%
Net assets, end of period (in thousands)                                   $1,023
Ratios with reduction for fees paid indirectly:
     Net expenses                                                            1.52%**
     Net investment loss                                                    (0.27)%**

(a) Class R shares were first publicly offered on April 1, 2003.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small Cap Value Fund (the Fund), is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Shares of Class A, Class B, Class C and Class R each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain on investments is $90,274 of class action settlements received by the Fund during the year ended November 30, 2003.

    The fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific investment transactions (settlement hedges) or portfolio positions (port-

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                             (continued)
--------------------------------------------------------------------------------

    folio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At November 30, 2003 open futures contracts were as follows:


--------------------------------------------------------------------------------
                      Number of
                      Contracts      Settlement        Market         Unrealized
      Type          Long/(Short)        Month           Value            Gain
--------------------------------------------------------------------------------
Russell 2000       98               12/03          $26,778,500      $1,254,636
--------------------------------------------------------------------------------

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended November 30, 2003 and 2002 were as follows.

--------------------------------------------------------------------------------
                                  2003          2002
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary income            $        -     $      -
   Long-term capital gain      1,763,864      214,983
                              ----------     --------
                              $1,763,864     $214,983
                              ----------     --------
   Return of capital          $        -     $      -
                              ----------     --------
    Total                     $1,763,864     $214,983
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at November 30, 2003.

--------------------------------------------------------------------------------
                                               2003
--------------------------------------------------------------------------------
  Undistributed ordinary income           $         -
  Undistributed long-term gain              2,630,089
  Unrealized appreciation                  75,920,546
                                          -----------
    Total                                 $78,550,635
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings and futures contracts.

    At November 30, 2003, the Fund reclassified $2,179,114 to increase accumulated undistributed net investment income, $90,221 to increase accumulated net realized gain on invest-

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                             (continued)
--------------------------------------------------------------------------------

    ments, futures contracts and foreign currency transactions and $2,269,335 to decrease paid-in capital, to reflect permanent book-tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $95,398 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2003.

G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

H.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman, Co., the Fund's custodian.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2003, $277,843 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $110,189 in transfer agent fees payable to PIMSS at November 30, 2003.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                             (continued)
--------------------------------------------------------------------------------

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares and Class C shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $196,940 in distribution fees payable to PFD at November 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2003, CDSCs in the amount of $224,391 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

interest earned on cash held by PIMSS. For the year ended November 30, 2003, the Fund's expenses were reduced by $12,995 under such arrangements.

6. Forward Foreign Currency Contracts

The Fund may enter into contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2003, the Fund had no outstanding portfolio or settlement hedges.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2003, the Fund had no borrowings under this agreement.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report, dated January 9, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value Fund at November 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 31, 2003

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,         Since 1996.
                               Trustee and President          Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**          Trustee and                    Since June, 20011.
                               Executive Vice President       Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (55)              Trustee                        Since 1997.
3509 Woodbine Street,                                         Serves until a successor trustee is
Chevy Chase, MD 20815                                         elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)   Trustee                        Since 1996.
Boston University Healthcare                                  Serves until a successor trustee is
Entrepreneurship Program,                                     elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset      Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman          Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

--------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since        None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director of Brady Corporation
advisory firm)                                               (industrial identification and
                                                             specialty coated material products
                                                             manufacturer), Millennium Chemicals,
                                                             Inc. (commodity chemicals), Mortgage
                                                             Guaranty Insurance Corporation, and
                                                             R.J. Reynolds Tobacco Holdings, Inc.
                                                             (tobacco)
---------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                        Since 1996.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
---------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)        Trustee                        Since 1996.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
---------------------------------------------------------------------------------------------------------
Stephen K. West (75)            Trustee                        Since 1996.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.
---------------------------------------------------------------------------------------------------------
John Winthrop (67)              Trustee                        Since 1996.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund    Term of Office and Length of Service
Dorothy E. Bourassa (56)      Secretary                       Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)    Assistant Secretary             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
David C. Phelan (46)          Assistant Secretary             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Vincent Nave (58)             Treasurer                       Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)         Assistant Treasurer             Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by
Principal Occupation During Past Five Years                        this Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University
---------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)
---------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)
---------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Other Directorships Held by this
Principal Occupation During Past Five Years                      Officer
Secretary of PIM-USA; Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
---------------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer since     None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
---------------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of        None
Pioneer Funds since September 2003
---------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
---------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)            Assistant Treasurer            Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)   Assistant Treasurer            Serves at the discretion of board.
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------------
Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 701/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus. For more information about any Pioneer fund, call your financial advisor, or call Pioneer directly at 1-800-225-6292. Please request a free prospectus, which contains information about fund charges and expenses. Read it carefully before you invest or send money.

[LOGO]

Pioneer Investment Management, Inc.
60 State Street                                                    14720-00-0104
Boston, Massachusetts 02109             (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Small Cap Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 16, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 16, 2004

* Print the name and title of each signing officer under his or her signature.